                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) October 5, 2004
                                                          ---------------

                              EMPIRE RESORTS, INC.
               (Exact name of registrant as specified in charter)

      Delaware                       1-12522                   13-3714474
      --------                       -------                   ----------
(State or other jurisdiction        (Commission             (IRS Employer
       of incorporation)            File Number)            Identification No.)

             C/o Monticello Raceway, Route 17B, Monticello, NY    12701
             ----------------------------------------------------------
               (Address of Principal Executive Offices)      (Zip Code)

        Registrant's telephone number, including area code (845) 794-4100
                                                           --------------

          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

     Check the  appropriate  box below if the Form 8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written  communications  pursuant to Rule 425 under the  Securities Act
(17 CFR 230.425)

     |_| Soliciting  material pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)

     |_|  Pre-commencement  communications  pursuant to Rule 14d-2(b)  under the
Exchange Act (17 CFR 240.14d-2(b))

     |_|  Pre-commencement  communications  pursuant to Rule 13e-4(c)  under the
Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.  OTHER EVENTS

     On June 10,  2004,  Empire  Resorts  Inc.  (the  "Company")  issued a press release  announcing that the Cayuga Nation of New York (the "Cayuga Nation") and the State of New York  entered into a Memorandum  of  Understanding  (the "MOU")
pursuant to which,  among other things,  the parties  agreed that to help settle the Cayuga  Nation's  outstanding  land claim against the State of New York, the
State of New York would  enter  into a gaming  compact  with the  Cayuga  Nation authorizing  the  Cayuga  Nation  to  operate  a Class III  gaming  facility  at
Monticello  Raceway  following  receipt  of  all  requisite  state  and  federal approvals.  The Memorandum of  Understanding  set a target date of September 30,
2004 for the implementation of all such necessary  approvals.  The September 30,
2004 target date under the MOU, however,  has expired without the implementation of the necessary approvals.

     On April 3, 2003,  the Company and the Cayuga  Nation,  along with  certain other related  parties,  entered into a letter  agreement  pursuant to which the
Cayuga  Nation  agreed to seek these  necessary  state and federal  approvals to operate a Class III gaming facility at Monticello Raceway and the Company agreed to provide certain  assistance in connection with these approvals..  The Company has recently  been  advised by  representatives  of the Cayuga  Nation that they expect the Company to continue to pursue the objectives of the letter  agreement and the Company has been informed of some continuing  contact between the Cayuga
Nation and the State of New York.  However,  to the  knowledge  of the  Company, there are continuing differences between the parties in their efforts to proceed under the MOU.  Moreover,  the most recent active proposals under  consideration vary in material  respects  from the framework  outlined in the MOU.  Unless the differences between the parties are resolved expeditiously,  it is unlikely that the approvals  contemplated  by the MOU will be achieved prior to the expiration of the letter agreement on December 31, 2004.

     At such time,  the Cayuga  Nation  and the  Company  will be free to either renew or modify the current agreement or to seek other partners. The Company has been and  intends to  continue  to  explore  future  development  opportunities, including  both gaming and non-gaming  resort  development.  These  alternatives include the  development of Class III gaming  facilities both within and outside the State of New York, including  discussions with persons owning or controlling other  locations  within and outside  Sullivan  County.  The Company's  existing letter  agreement with the Cayuga Nation  contains broad language that restricts the ability of the parties to hold certain discussions pertaining to development of another Class III gaming facility within Sullivan County until after December
31,  2004.  The Company  intends to respect the  purposes  and intent  under the letter  agreement,  but deems it prudent to be active in exploring its strategic alternatives at this time.

                                   SIGNATURES

     Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

                                           EMPIRE RESORTS, INC.
                                               (Registrant)

Date:  October 5, 2004
                                           By: /s/ Scott A. Kaniewski
                                              ----------------------------------
                                              Scott A. Kaniewski
                                              Chief Financial Officer